Accounts Payable and Accrued Expenses	12 Months Ended
Dec. 31, 2022
Accounts Payable and Accrued Expenses [Abstract]
ACCOUNTS PAYABLE AND ACCRUED EXPENSES

NOTE 9—ACCOUNTS PAYABLE AND ACCRUED EXPENSES

Accounts payable and accrued expenses at December 31, 2022 and 2021 consisted of the following:

	December 31, 2022	December 31, 2021
Trade accounts payable	$4,129,393	$3,117,825
Credit cards payable	357,964	52,300
Accrued payroll liabilities	824,369	263,590
Accrued interest	1,179,875	711,258
Accrued dividends	136,052	242,160
Other accrued liabilities	114,116	431,539
Total accounts payable and accrued expenses	$6,741,769	$4,818,672

On July 26, 2022, the Company entered into a conversion agreement with Bevilacqua PLLC, pursuant to which it agreed to convert $1,197,280 of the accounts payable owed to it into 2,851 common shares of the Company at a conversion price of $420.00 per share. As a result, the Company recognized a loss on extinguishment of debt of $456,109.